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CONFIDENTIAL TREATMENT                                             EXHIBIT 10.22

                  SOFTWARE LICENSING AND DEVELOPMENT AGREEMENT



     This Software Licensing and Development Agreement is entered into as of May 30, 1997 (the "Effective Date") between AWARE, Inc. ("AWARE") and ACCESS Radiology Corporation ("ACCESS").


                                  Background
                                  ----------


     1. ACCESS is in the business of providing integrated hardware and software systems and services with respect to the transmission and interpretation of medical images. AWARE develops and licenses proprietary computer software that is useful for compression and web based viewing of digital images.

     2. ACCESS and AWARE are currently parties to a Software Supply Agreement dated as of November 8, 1995 (the "Old Agreement") under which ACCESS has licensed certain software from AWARE.

     3. ACCESS and AWARE wish to modify the terms of the Old Agreement with respect to the software currently licensed to ACCESS, and to provide for the development of new products as described below.

     NOW, THEREFORE, the parties agree as follows:


          I. LICENSING OF COMPRESSION SOFTWARE; PAYMENTS.


     1.01. Grant of Compression License. Subject to the terms of this Agreement,
           ----------------------------
AWARE grants to ACCESS the following rights, under any patent, copyright, trade secret or other proprietary right of AWARE, whether presently held or hereafter acquired, with respect to the proprietary image compression software identified on Schedule I (the "Compression Software"). The rights granted to ACCESS shall be exclusive to the extent set forth in Article II.

           (a) The right to use the Compression Software for ACCESS's internal business purposes and for the support of ACCESS customers, and to use and make available Compression Software, for integration solely with other components of ACCESS products provided to ACCESS customers and solely for

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     Medical Use. ACCESS shall not resell toolkits or other applications included in the Compression Software except to the extent integrated in other ACCESS products with substantial ACCESS content.

           (b) The right to grant sublicenses of the Compression Software for Medical Use, solely as integrated with ACCESS products, to users of ACCESS products. Sublicenses will be granted in compliance with the procedures set forth in Section 5.01.

For purposes of the Agreement, "Medical Use" means the compression, transmission, viewing or other processing of medical images.

     1.02. Material Supplied for Compression Software. AWARE will make the
           ------------------------------------------
following materials available to ACCESS.

           (a) One copy of the latest object code or executable code for the Compression Software, with all upgrades as they are released. If the copy of the Compression Software initially provided is lost, damaged or destroyed, AWARE will provide at cost a replacement copy of the Compression Software, which may be a more recent release or version.

           (a) One copy of documentation in English and documentation updates as they are prepared and released which, when taken together, constitute complete documentation of the Compression Software. Additional copies of documentation may be purchased at AWARE's then-current purchase price.

     1.03. License Fees; Payments. (a) ACCESS shall prepay to AWARE a
           ----------------------
nonrefundable fee of [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] on account of the license and other rights granted to ACCESS hereunder (the "Prepayment"). The Prepayment shall be due on August 30, 1997. The Prepayment shall bear interest at the rate of 1% per month from August 30, 1997 if not paid on or before that date.

(b) [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Prepayment shall be applied to pay a [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] AWARE acknowledges that ACCESS has [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED

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     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] as of the date of this Agreement (the "Old Agreement Licenses"). [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Prepayment to license fees at the rate provided in this subsection, [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (c) Promptly after the end of each calendar quarter, ACCESS will deliver to AWARE a statement setting forth, for such quarter, (i) the number of sublicenses of Compression Software granted for compression of images, (ii) the utilization of Old Agreement Licenses, (iii) the amount of the Prepayment applied against license fees due and (iv) any balance of license fees due. After [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the Prepayment and the [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] each quarterly statement shall be accompanied by payment of license fees due. ACCESS will use its best efforts to provide such statement and pay license fees due within 10 days of the end of each calendar quarter. Each quarterly statement and payment of license fees shall be provided no later than 30 days after the end of the relevant calendar quarter.

     (d) ACCESS will keep complete books of account containing all particulars that may be necessary to determine the amounts payable to AWARE hereunder. Such books and supporting data shall be open for inspection for one year following the calendar year to which they pertain, at reasonable times and upon reasonable notice, by an independent auditor for purposes of verifying the statements delivered pursuant to subsection (c) above. AWARE will not conduct more than one such inspection for books and supporting data relating to any single calendar year. The results of any inspection shall be made available to ACCESS. If the agreed results of an inspection show an underpayment or overpayment, then ACCESS shall pay to AWARE the amount of any underpayment and AWARE shall pay to ACCESS the amount of any overpayment. If the agreed results of such inspection show that ACCESS has underpaid AWARE by [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] or more, then ACCESS shall pay to AWARE the reasonable and documented out of pocket costs of conducting such inspection, and allow inspection of the books and supporting data

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for the prior two years. AWARE shall otherwise bear the costs it incurs in performing any inspection.

     1.04. Support of Compression Software. (a) AWARE warrants to ACCESS that
           -------------------------------
the Compression Software will perform substantially in accordance with the specifications included in Schedule I. AWARE will use its best efforts to ensure such performance and, if necessary, to supply ACCESS with a corrected version of the Compression Software as soon as practical after AWARE is notified of any non-conformity. AWARE will provide maintenance releases, scheduled and reasonable improvements in functionality, bug fixes and work-arounds at no charge. This warranty will not apply to copies of Compression Software lost or damaged through no fault of AWARE. AWARE will provide technical training to a limited number of technically qualified ACCESS personnel without charge. ACCESS and AWARE shall mutually agree upon a reasonable schedule for training of ACCESS personnel.

     (b) As between ACCESS and AWARE, ACCESS shall be solely responsible for installation of Compression Software at end user sites, integration of Compression Software into devices sold or otherwise provided by ACCESS, and support of ACCESS customers. The warranty and support obligations of AWARE under subsection (a) above shall be limited to support and service provided directly to ACCESS as contemplated by subsection (a).


                                II. EXCLUSIVITY


     2.01 Exclusivity Commitments. (a) The rights of ACCESS to use and
          -----------------------
sublicense software developed, owned or licensed by AWARE for Medical Use shall be exclusive to the extent set forth herein. From the Effective Date until the termination of exclusivity as provided herein, AWARE will not (except as expressly permitted by this Agreement) supply for Medical Use or permit any person to use for Medical Use (i) the Compression Software or any modification or improvement of the Compression Software, (ii) any other software developed, owned or licensed by AWARE that implements lossy compression of images, or (iii) any other software developed, owned or licensed by AWARE that provides functionality similar to the Joint Product contemplated by Article III. AWARE will take reasonable steps to assure compliance with this exclusivity commitment by third parties to whom AWARE provides software. Notwithstanding anything contained in this Agreement, AWARE may provide its ADSL, SDSL, HFC and any other general data communication product (not including lossy compression) to third parties for Medical Use or any other purpose.

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     (b) From the Effective Date until the termination of exclusivity as provided herein, AWARE will be the exclusive supplier to ACCESS of compression and web based viewing software for use in ACCESS's current product line (together with upgrades and new versions thereof) and the Joint Product contemplated by Article III, and ACCESS will not purchase or license from any other party compression software or web based viewing software for ACCESS's current product line (together with upgrades and new versions thereof) or the Joint Product contemplated by Article III.

     2.02. Exceptions. (a) Licenses of Compression Software for Medical Use
           ----------
which have been previously granted and for which all license fees have been invoiced as of the date of this Agreement shall continue in effect notwithstanding Section 2.01.

     (b) Notwithstanding Section 2.01, AWARE may [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

AWARE shall not permit any customer to modify the Excepted Release (or any other version of the Compression Software) for Medical Use and shall not make the source code of the Excepted Release (or any other version of the Compression Software) available to any third party.

     (c) AWARE may provide support for Compression Software that is permitted to be licensed for Medical Use to the limited extent set forth in this subsection
(c). This support may be provided only to customers to whom licensing of Compression Software for Medical Use is permitted by this Section 2.02. AWARE may provide corrections of reported defects in the operation of the Excepted Release with any versions of Netscape Navigator, Microsoft Internet Explorer, MAC OS System 7, Windows 95 and Windows NT that are current as of the date of this Agreement or are released within 18 months after the date of this Agreement. AWARE will not modify the Excepted Release for the purpose of enabling it to operate with any version of such browsers or operating systems released later than 18 months after the date of this Agreement. As used in this subsection (c), "defect" means a condition that causes run time errors or incorrect results. ACCESS and AWARE may mutually agree to permit a greater level of support for certain customers on a case by case basis, taking into account the willingness of the customer involved to purchase products of the development efforts contemplated by the Agreement, the level of resources required, and the nature and business activities of the customer requesting support. Except as expressly agreed in advance by ACCESS, AWARE will not make upgrades of the Excepted

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Release available for Medical Use to anyone other than ACCESS and its sublicensees.

     2.03. Transition. Promptly after the date of this Agreement, AWARE will
           ----------
publicly announce that it has entered into an exclusive relationship with ACCESS and that ACCESS and AWARE are making a transition to the products contemplated by the development provisions of this Agreement. This announcement will be subject to review by ACCESS before its release.


                 III. DEVELOPMENT AND MARKETING OF NEW PRODUCTS


     3.01. Development Project. (a) Promptly upon execution of this Agreement,
           -------------------
AWARE and ACCESS will commence the joint development of a client/server product that provides for wide-spread distribution and web based viewing of compressed medical images, having substantially the functionality described in Schedule II. Each of AWARE and ACCESS will use their best efforts to fulfill their respective development responsibilities set forth in Schedule II on the timetable set forth in Schedule II. Best efforts will include (without limitation) maintaining staffing available for the development project consistent with the responsibilities and timetable set forth in Schedule II. It is understood that
Schedule II is a planning document that is subject to change as development work proceeds. AWARE and ACCESS will cooperate and consult in the development effort and share information as necessary and appropriate for timely completion of the development project. ACCESS will have final authority and responsibility for decisions concerning design, specifications and development of the Joint Product. The products, toolkits, concepts, inventions and applications arising out of the development work conducted by ACCESS and AWARE under this Agreement, including all software developed or contributed by either party, are collectively referred to as the "Joint Product". Each party will bear expenses it incurs in development of the Joint Product.

     (b) AWARE and ACCESS shall each have access to the source code of software under development or included in the Joint Product. The fact that either AWARE or ACCESS has provided access to source code shall in no way affect proprietary rights to source code or software, and all source code shall continue to be owned by the party that owned it prior to disclosure. All source code is "Confidential Information" as that term is used in Section 5.06 and shall be subject to the restrictions set forth in Section 5.06. ACCESS will maintain source code revision control procedures with which both AWARE and ACCESS will comply. These procedures will be designed to achieve, among other things,

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                                      -6-
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compliance with "Good Manufacturing Practices" as defined by the U.S. Food and
Drug Administration and documentation of the ownership of source code disclosed by either party.

     3.02. Marketing; Licenses. ACCESS shall have following rights with respect
           -------------------
to the Joint Product under any patent, copyright, trade secret or other proprietary right of AWARE, whether presently held or hereafter acquired, which AWARE hereby grants to ACCESS. The rights granted to ACCESS shall be exclusive to the extent set forth in Article II.

           (a) The right to use the Joint Product for internal purposes and in support of users of ACCESS products for Medical Use, and to use and make available the Joint Product as part of ACCESS's product line and for integration with other components of ACCESS products.

           (b) The right to make and have made, use and have used, and sell, lease or otherwise transfer the Joint Product, and to grant sublicenses of the software and other intellectual property included in the Joint Product, to users of ACCESS products for Medical Use in which such software is included. Users to whom sublicenses are granted may include original equipment manufacturers or other parties which utilize toolkits to create derivative products for Medical Use which will in turn be licensed to end users. Sublicenses of software will be granted in compliance with the procedures set forth in Section 5.01.

           (c) The right to modify the Joint Product and the software included in it to create new releases and new products for Medical Use, to make and have made, use and have used, and sell, lease or otherwise transfer products including modifications for Medical Use, and to grant sublicenses of software as modified to users of ACCESS products in which such software is included, in all cases for Medical Use. Users to whom sublicenses are granted may include original equipment manufacturers or other parties which utilize toolkits to create derivative products for Medical Use which will in turn be licensed to end users. Sublicenses of software will be granted in compliance with the procedures set forth in Section 5.01.

     3.03. Royalties. (a) In consideration of AWARE's contributions to the Joint
           ---------
Product, ACCESS will pay royalties to AWARE as determined pursuant to this
Section 3.03. Royalties payable to AWARE will be calculated as a percentage (the "Royalty Percentage") of Net Software License Revenue. "Net Software License Revenue" means amounts paid to ACCESS by customers for the Joint Product (excluding taxes, shipping, insurance, the



                            CONFIDENTIAL TREATMENT
interest portion of payments under rental or leasing arrangements, actual customer returns, customs duties, and any charges for services), reduced by (x) costs of software that is obtained from third parties (other than AWARE) in bona fide arms length negotiations and that ACCESS has determined in its judgment is reasonably appropriate for inclusion in the Joint Product, (y) [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the costs of High End Storage and Network Hardware and (z) [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of the costs of all other hardware. "High End Storage and Network Hardware" is defined in Schedule II.

     (b) The Royalty Percentage shall be a percentage of not less than [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] nor more than [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which shall reflect the contribution of AWARE to the development of the Joint Product, and in particular the server software. Promptly upon completion of the functional product descriptions and design specifications for the Joint Product, AWARE and ACCESS will negotiate in good faith to reach agreement on the Royalty Percentage.

     (c) Promptly after the end of each calendar quarter after commencement of marketing of the Joint Product, ACCESS will deliver to AWARE a statement setting forth in reasonable detail the calculation of Net Software License Revenue and royalties due. Each quarterly statement shall be accompanied by payment of license fees due. ACCESS will use its best efforts to provide such statement within 10 days of the end of each calendar quarter. Each quarterly statement and payment of license fees shall be provided no later than 30 days after the end of the relevant calendar quarter.

     (d) ACCESS will pay to AWARE, in addition to the royalties described in subsection (a) above, a [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] ACCESS will cooperate with AWARE in marketing efforts and keep AWARE informed of market developments in general and ACCESS marketing programs in particular.

     (e) No royalties shall be payable under this Section 3.03 for beta testing installations, demonstration or loaner units. The duration of beta testing will be limited to a period of time


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                                      -8-
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no longer than that which is determined by ACCESS to be reasonably necessary for satisfaction of the requirements for commercial marketing of the product or release being tested. Loaner units will be provided for a period of time no longer than that which is reasonably necessary for the customer to assess the functionality and desirability of the product or release being loaned. ACCESS will not make the Joint Product available without charge except for the purposes described in the preceding sentence and will not make the Joint Product available without charge to assist in selling other products or in generating revenues from other sources. ACCESS and AWARE will negotiate a reduced royalty rate for users who migrate to the Joint Product after having previously purchased ACCESS products including the Compression Software.

     3.04. Support. AWARE will have responsibilities for support of software
           -------
developed by AWARE and included in the Joint Product that are substantially similar to AWARE's responsibilities for support of Compression Software pursuant to Section 1.04. AWARE and ACCESS intend that ACCESS will pay support fees to AWARE that represent a percentage equal to the Royalty Percentage of the aggregate maintenance revenues received by ACCESS with respect to the Joint Product. AWARE and ACCESS will negotiate in good faith to reach agreement on calculation of support fees payable to AWARE at the same time that they negotiate the Royalty Percentage.

     3.05. Marketing for Non-Medical Use. AWARE shall have the right to market
           -----------------------------
software and other components included in the Joint Product under any patent, copyright, trade secret or other proprietary right of ACCESS, whether presently held or hereafter acquired, for all uses other than medical uses. AWARE shall have the following rights with respect to the Joint Product, which ACCESS hereby grants to AWARE.

           (a) The right to use the Joint Product for internal purposes and in support of users of AWARE products, and to use and make available the Joint Product as part of AWARE's product line and for integration with other components of AWARE products, in all cases for uses other than Medical Uses. ACCESS agrees that "Medical Uses" for purposes of this Section 3.05 does not include use by [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and that AWARE may grant licenses to such companies; provided that no such license may permit the use of the Joint Product by a business unit of any such company that competes directly with ACCESS.


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

          (b) The right to make and have made, use and have used, and sell, lease or otherwise transfer the Joint Product, and to grant sublicenses of the software and other intellectual property included in the Joint Product to users of AWARE products in which such software is included, in all cases for uses other than Medical Uses. Users to whom sublicenses are granted may include original equipment manufacturers or other parties which utilize toolkits to create derivative products for any use other than Medical Uses which will in turn be licensed to end users. Sublicenses of software will be granted in compliance with the procedures set forth in Section 5.01.

          (c) The right to modify the Joint Product and the software included in it to create new releases and new products, to make and have made, use and have used, and sell, lease or otherwise transfer products including modifications, and to grant sublicenses of software as modified to users of AWARE products in which such software is included, in all cases for uses other than Medical Uses. Users to whom sublicenses are granted may include original equipment manufacturers or other parties which utilize toolkits to create derivative products for any use other than Medical Uses which will in turn be licensed to end users. Sublicenses of software will be granted in compliance with the procedures set forth in Section 5.01.

AWARE shall pay royalties to ACCESS for licenses granted under this Section 3.05 in amounts to be agreed between ACCESS and AWARE. Except as agreed in writing with ACCESS, AWARE will not make the Joint Product available without charge.

                       IV. TERM OF RIGHTS AND OBLIGATIONS

     4.01. Term of Exclusivity. (a) The exclusivity provisions of Article II and
           -------------------
the other obligations of the parties under this Agreement shall remain in effect unless and until terminated in accordance with this Article IV.

     (b) Subject to subsection (d) below, the exclusivity obligations of AWARE and ACCESS will terminate on [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] if AWARE has not received, on or before that date, aggregate payments from ACCESS of at least [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] At least [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of such amount must


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consist of royalties and fees for the Joint Product, license fees for
Compression Software, or software maintenance revenues. The Prepayment will not be counted towards this [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] minimum.

     (c) Subject to subsection (d) below, the exclusivity obligations of AWARE and ACCESS will terminate on [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] of any year after [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] if AWARE has not received aggregate payments from ACCESS of at least [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] during the year ended on that date. This entire amount must consist of royalties and fees for the Joint Product, license fees for Compression Software in excess of the portion of the Prepayment applied thereto, or software maintenance revenues.


     (d) The dates set forth in subsections (b) and (c) above shall be extended for a number of months (not exceeding twelve months) equal to the number of whole months elapsed between December 31, 1997 and the date of a commercial release of version 1.0 of the Joint Product that has been produced in compliance with "good manufacturing practices" as defined by the U.S. Food and Drug Administration (the "FDA"), and has received clearance for commercial marketing for medical use from the FDA. This extension shall be effective if and only if ACCESS shall have pursued clearance by the FDA and performance of ACCESS's development responsibilities diligently and in good faith.

     4.02. Effect of Termination of Exclusivity or Expiration of Initial Term.
           ------------------------------------------------------------------
(a) If the exclusivity obligations of AWARE and ACCESS shall terminate pursuant to Section 4.01, AWARE and ACCESS will discuss in good faith whether an extension of exclusivity or other modifications to this Agreement may be appropriate. Unless otherwise agreed in writing, upon termination of exclusivity pursuant to Section 4.01, the licenses granted in Sections 1.01, 3.02 and 3.05 shall remain in effect until five years from the date of termination of exclusivity, except that (i) the licenses granted to ACCESS shall be modified so that they shall no longer be exclusive, and (ii) the license granted to AWARE shall be modified so that it shall no longer be limited to non-Medical Uses. If development of the Joint Product has not been completed at the time of termination of exclusivity pursuant to Section 4.01, then rights under such licenses shall apply to such portions of the Joint Product as shall be in existence on the


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                                      -11-
date of termination (including any applications that are incomplete).

     (b) AWARE and ACCESS agree that the royalties and license fees payable under this Agreement shall be modified effective upon modification of the licenses granted hereunder pursuant to subsection (a) above. AWARE and ACCESS further agree that the appropriate amount of such modified royalties and license fees cannot be determined as of the date of this Agreement. AWARE and ACCESS shall negotiate in good faith for at least three months after effectiveness of license modifications pursuant to subsection (a) to reach agreement on modified license fees and royalties. If, at any time after the end of such three month period, either party shall determine in its judgment that negotiations are unlikely to result in an acceptable outcome, such party may initiate arbitration to determine modified fees and royalties pursuant to the procedures specified in
Section 6.02.

     4.03. Termination for Breach. (a) If ACCESS shall materially breach its
           ----------------------
obligations under this Agreement, and such material breach shall be continuing for at least 60 days after delivery of a notice by AWARE describing such breach, then AWARE may by a separate notice terminate this Agreement for breach under this Section 4.03(a).

     (b) If AWARE shall materially breach its obligations under this Agreement, and such material breach shall be continuing for at least 60 days after delivery of a notice by ACCESS describing such breach, then ACCESS may by a separate notice terminate this Agreement for breach under this Section 4.03(b).

     (c) With respect to the obligations of AWARE and ACCESS to participate in development of the Joint Product pursuant to Section 3.01(a), "material breach" means willful failure of a party to devote best efforts to the development project or to allocate sufficient resources to perform such party's responsibilities.

     (d) Termination for breach under this Section 4.03 shall not be an exclusive remedy, but shall be in addition to any other remedies that either party may have.

     4.04. Effect of Termination for Breach. (a) If AWARE shall terminate this
           --------------------------------
agreement for breach pursuant to Section 4.03, then (i) the licenses granted to ACCESS pursuant to Sections 1.01 and 3.02 shall immediately terminate and ACCESS shall cease using or marketing the Compression Software and the Joint Product and (ii) the license granted to AWARE pursuant to Section 3.05 shall remain in effect.


                            CONFIDENTIAL TREATMENT

     (b) If ACCESS shall terminate this agreement for breach pursuant to Section 4.04, then (i) the license granted to AWARE pursuant to Section 3.05 shall immediately terminate, and AWARE shall cease using or marketing the Joint Product (ii) the licenses granted to ACCESS pursuant to Sections 1.01 and 3.02 shall remain in effect and (iii) the exclusivity obligations of ACCESS under
Article II shall immediately terminate.

     (c) If development of the Joint Product has not been completed at the time of termination for breach pursuant to Section 4.03, then rights under continuing licenses shall apply to such portions of the Joint Product as shall be in existence on the date of termination (including any applications that are incomplete).

     (d) For so long as the license granted under Section 1.01 continues in effect, ACCESS shall pay royalties as provided in Section 1.03. To the extent that licenses of the Joint Product under Sections 3.02 and 3.05 remain in effect, royalties payable with respect to the Joint Product will be determined by agreement between the parties or, failing such agreement, by arbitration under Section 6.02.

     4.06. Additional Surviving Terms. All payment obligations accrued
           --------------------------
prior to any termination shall survive such termination. All sublicenses granted to any end user by either party in accordance with this Agreement prior to any termination of this Agreement shall survive such termination. Either party which holds a continuing license under this Agreement shall also continue to have the rights set forth in Sections 1.02, 1.04. 3.01(b) and 3.04 with respect to such license. The provisions of Sections 5.02, 5.03, 5.06, 6.02, 6.04, 6.05 and 6.14
shall survive any termination of this Agreement.

                            V. INTELLECTUAL PROPERTY

     5.01. Software Licensing Procedures. (a) The procedures set forth in
           -----------------------------
this Section 5.01 shall govern the granting of sublicenses of software to users under this Agreement. In this Section 5.01, the party granting a sublicense to a user is referred to as the "Licensor".

     (b) Each of AWARE and ACCESS shall assign a unique number to each copy made by it of software comprising the Joint Product or any other software developed or provided by the other party, whether for internal use or for sublicense to a user. Each of AWARE and ACCESS shall keep full, clear and accurate records of


                            CONFIDENTIAL TREATMENT
all copies that it makes of any such software and the identity and location of each third party user to whom any such software is provided. Each of ACCESS and AWARE may examine records of the other party not more than once in any calendar quarter, during normal business hours and upon reasonable notice.

     (c) Upon granting a sublicense of software comprising the Joint Product or any other software developed or provided by the other party, the Licensor shall require that the user execute an agreement including the software licensing terms set forth below. Such agreement may be between the user and the Licensor, or between the user and a reseller or other intermediary authorized by the Licensor.

           (i) a provision restricting the sublicensee's use of the licensed software to its own business and professional purposes, provided that any sublicensee of a toolkit may use it to create new applications to be licensed to end users as part of the sublicensee's product;

           (ii) a provision requiring the sublicensee to take all reasonable precautions to keep the licensed software and any related documentation confidential;

           (iii) a provision prohibiting the sublicensee from reproducing (except for backup copies), reverse engineering, translating or creating other versions of the licensed software, provided that any sublicensee of a toolkit may use it to create new applications to be licensed to end users as part of the sublicensee's product;

           (iv) a provision acknowledging that ownership of the licensed software remains exclusively with the Licensor or its suppliers; and

           (v) a provision limiting the other party's liability to the sublicensee to at least the same extent that the liability of the Licensor to the sublicensee is limited, and disclaiming warranties on behalf of the other party at least to the extent disclaimed on behalf of the Licensor.

Each party will use reasonable efforts to enforce license agreements executed by its customers. AWARE agrees that any license of Compression Software granted by ACCESS prior to the Effective Date need not be altered if it complied with the requirements of the Old Agreement.

     (d) Notwithstanding this Section 5.01 or any other provision of this Agreement, software may be licensed to the Government of the United States of America, or an agency or instrumentality



                            CONFIDENTIAL TREATMENT
thereof, under an agreement containing software licensing terms generally used by the United States Government (or the agency or instrumentality to which the software is licensed) for procurement of commercial software.

     5.02. Ownership.  (a) As between ACCESS and AWARE, AWARE owns and shall
           ---------
continue to own the Compression Software (including without limitation AWARE's AccuRad product) and any other software developed solely by AWARE or by any employee, consultant or other person acting on AWARE's behalf under this Agreement, including any inventions, concepts, specifications, know-how and ideas embodied in such software, together with all proprietary rights therein ("AWARE Intellectual Property"). As between ACCESS and AWARE, ACCESS owns and shall continue to own the concepts, specifications, know-how, and ideas embodied in the design and functionality of the Joint Product, and as applied in the Joint Product for Medical Use, and any software developed solely by ACCESS or by any employee, consultant or other person acting on ACCESS's behalf under this Agreement, including any inventions, concepts, specifications, know-how and ideas embodied in any of the foregoing, together with all proprietary rights therein ("ACCESS Intellectual Property"). As between ACCESS and AWARE, the parties shall jointly own any software or other intellectual property jointly developed by the parties under this Agreement and not allocated between them above, including any inventions, concepts, specifications, know-how and ideas embodied therein, together with all proprietary rights therein ("Joint Intellectual Property"). Whether or not any intellectual property is jointly developed shall be determined in accordance with the United States patent laws.

     (b) AWARE shall have the right to file and prosecute patent or copyright applications on AWARE Intellectual Property and ACCESS shall have the right to file and prosecute patent or copyright applications on ACCESS Intellectual Property. The parties will cooperate in the filing and prosecution of patent or copyright applications on Joint Intellectual Property, provided that neither party shall file any such patent or copyright application without the prior written consent of the other. Each party will cooperate with the other party in the filing and prosecution by the other party of any patent or copyright application that complies with this subsection (b), including by executing and delivering or causing its officers and employees to execute and deliver (all at the expense of the filing party) any documentation reasonably necessary or appropriate for the filing and prosecution of such an application and the vesting of rights as provided in this Agreement.

     (c) The exclusivity obligations of the parties under Article II shall not in any way be affected by the ownership of AWARE



                            CONFIDENTIAL TREATMENT

Intellectual Property, ACCESS Intellectual Property, or Joint Intellectual Property as provided in this Section 5.02, or by the filing of any patent or copyright application or the grant or issuance of any patent or copyright. Neither party shall market, sell, license or distribute any Joint Intellectual Property except to the extent that such Joint Intellectual Property is covered by a license granted to such party hereunder.

     5.03. Trademarks. (a) The terms specified in Schedule 5.03 to this
           ----------
Agreement are trademarks or tradenames owned by AWARE and may not be used without specific written permission. Nothing herein shall confer upon ACCESS any proprietary interest in the trademarks or tradenames, except the right to use the same in accordance with the terms hereof. All use of such marks or names, and the goodwill associated therewith, shall inure to the benefit of AWARE. ACCESS agrees not to, at any time during the term of this Agreement or thereafter, directly or indirectly (i) dispute or contest the validity or enforceability of AWARE's trademarks or tradenames, or (ii) take any action that would dilute the value of the goodwill attaching to the trademarks or tradenames.

     (b) ACCESS shall exclusively own the trademarks or trade names under which the Joint Product is sold for Medical Use or otherwise provided by ACCESS, and may file and prosecute trademark applications on such trademarks and tradenames. AWARE agrees not to, at any time during the term of this Agreement or thereafter, directly or indirectly dispute or contest the validity or enforceability of such trademarks or tradenames.

     5.04. Representations. (a) AWARE represents to ACCESS that:
           ----------------

           (i) AWARE has full authority to enter into this Agreement and grant the licenses and rights set forth herein.

           (ii) To the best of AWARE's knowledge, the documentation and code of the Compression Software have not been published under circumstances which have caused loss of proprietary rights therein, and to the best of AWARE's knowledge, the documentation and code of the Compression Software do not infringe upon any patent, copyright or other proprietary right of any third party.

           (iii) AWARE is not aware of any claim of infringement of any patent, copyright or other proprietary right having been made or pending against AWARE relative to the documentation or code of the Compression Software.

     (b) ACCESS represents to AWARE that:



                            CONFIDENTIAL TREATMENT

           (i) ACCESS has full authority to enter into this Agreement and grant the licenses and rights set forth herein.

           (ii) To the best of ACCESS's knowledge, the specifications and functionality of the Joint Product, as set forth in Schedule II, do not infringe upon any patent, copyright or other proprietary right of any third party.

     5.05. Indemnities. (a) AWARE will, at its expense, defend against, hold
           -----------
ACCESS harmless from, and pay any final judgment against ACCESS or any customer of ACCESS arising (x) out of any claim that AWARE Intellectual Property infringed a copyright, a patent or a trade secret or (y) out of marketing by AWARE of AWARE products (including any product liability claim unless such product liability claim is caused by designs, specifications or software provided by ACCESS); provided that (i) ACCESS notifies AWARE in writing of such claim or action, and (ii) AWARE has sole control of the defense and settlement of such claim or action. In defending against such claim or action to the extent it relates to software provided by AWARE, AWARE may, at its option, agree to any settlement in which AWARE shall either (1) procure for ACCESS and all customers of ACCESS the right to continue using the software at issue; or (2) modify or replace such software so that it no longer infringes, to the extent that the exercise of such option does not result in a material adverse change in the operational characteristics of such software, and equivalent functions and performance provided by AWARE remain following implementation of such option. If AWARE concludes in its judgment that none of the foregoing options is reasonable, AWARE may remove the software at issue and any other component supplied by AWARE rendered unusable as a result of such removal and pay to ACCESS damages arising therefrom, including damages incurred by reason of ACCESS's inability to perform its obligations under sublicenses; provided that AWARE's liability for damages arising from such inability shall be [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (b) ACCESS will, at its expense, defend against, hold ACCESS harmless from, and pay any final judgment against AWARE or any customer of AWARE arising out of
(x) any claim that ACCESS Intellectual Property infringed a copyright, a patent or a trade secret or (y) out of marketing by ACCESS of ACCESS products (including any product liability claim unless such product liability claim is caused by designs, specifications or software provided by AWARE) provided that
(i) AWARE notifies ACCESS in writing of such claim or action, and (ii) ACCESS has sole control of the defense and settlement of such claim or action. In



                            CONFIDENTIAL TREATMENT
defending against such claim or action to the extent it relates to software provided by ACCESS, ACCESS may, at its option, agree to any settlement in which ACCESS shall either (1) procure for AWARE and all customers of AWARE the right to continue using the software at issue; or (2) modify or replace such software so that it no longer infringes, to the extent that the exercise of such option does not result in a material adverse change in the operational characteristics of such software, and equivalent functions and performance provided by ACCESS remain following implementation of such option. If ACCESS concludes in its judgment that none of the foregoing options is reasonable, ACCESS may remove the software at issue and any other component supplied by ACCESS rendered unusable as a result of such removal and pay to AWARE damages arising therefrom, including damages incurred by reason of AWARE's inability to perform its obligations under sublicenses; provided that ACCESS's liability for damages arising from such inability shall be [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (c) If ACCESS shall determine in its judgment that the concepts, specifications, know-how, and ideas embodied in the design and functionality of the Joint Product infringe or conflict with a patent, copyright, trade secret or other proprietary right not known to ACCESS on the date of this Agreement, then ACCESS shall notify AWARE and the parties will discuss in good faith whether the Joint Product can be modified or other steps may be taken to avoid such infringement. If ACCESS determines in its judgment that no such modification or other steps can be reasonably implemented, ACCESS may by notice terminate the obligations of AWARE and ACCESS under this Agreement with respect to the Joint Product, and the indemnity of ACCESS in subsection (b) above shall apply only to those claims relating to the Joint Product of which AWARE or ACCESS had notice prior to the date of the first notice regarding infringement delivered by ACCESS.

     5.06. Confidentiality. As used in this Agreement, "Confidential
           ---------------
Information" means (i) all confidential information, proprietary software, trade secrets, know-how, and all other intellectual property that is subject to the licenses granted in this Agreement and in which proprietary rights would be adversely affected by disclosure and (ii) all other confidential or proprietary information (including without limitation financial information and business information such as customer lists) that is or has been disclosed by AWARE to ACCESS or by ACCESS to AWARE. AWARE and ACCESS agree that they will not, and will not permit their respective officers, employees, agents and representatives to, without first obtaining the written consent of the other party, use, sell or disclose any


                            CONFIDENTIAL TREATMENT

Confidential Information, except as expressly contemplated hereby and except that Confidential Information may be disclosed by the party that owns it unless such disclosure would adversely affect the proprietary nature of Confidential Information subject to any of the licenses granted hereunder. Either party may disclose Confidential Information to potential customers, and to other third parties to the extent necessary to permit any such third party to assist in manufacture or integration of the Joint Product, provided that any such potential customer or third party to whom Confidential Information is disclosed shall execute a confidentiality agreement no less restrictive than this Section
5.06. "Confidential Information" does not include (i) information that is or becomes (other than by disclosure in violation of this Agreement) generally available to the public, (ii) information that the receiving party can show was known to the receiving party prior to its disclosure by the other party, or
(iii) information required to be disclosed by law or regulation or by judicial process or administrative order, provided that prompt notice and an opportunity to seek a protective order is given to the other party prior to disclosure. AWARE and ACCESS agree that this Agreement and the Schedules thereto are Confidential Information subject to this Section 5.06.

                                  VI. GENERAL.

     6.01. Regulatory Matters. ACCESS shall make and prosecute all filings and
           ------------------
take such other actions as ACCESS shall consider appropriate to obtain clearance for commercial marketing of the Joint Products from the FDA and such other authorities as may be appropriate for marketing of the Joint Product. AWARE will cooperate with ACCESS in providing information and assistance with respect to such filings and other actions and may review and comment on filings made by ACCESS. AWARE shall take such actions to comply with regulatory requirements (including without limitation "good manufacturing practices" as defined by the FDA, and standards and procedures specified in filings made with the FDA) as ACCESS shall reasonably request, including without limitation use of identified development, design and specification methodologies.

     6.02. Arbitration. Any controversy or claim arising out of or relating to
           -----------
this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in Boston, Massachusetts under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Arbitration as specified in this Section 6.02 shall be the sole and exclusive procedure for the resolution of disputes


                            CONFIDENTIAL TREATMENT
between the parties arising out of or relating to this Agreement or the breach thereof; provided, however, that a party, without prejudice to such procedure, may file a complaint to seek a preliminary injunction or other provisional judicial relief, if in its judgment such action is necessary to avoid irreparable damage or preserve the status quo. Despite such action the parties will continue to participate in good faith in the procedures specified in this
Section 6.02. AWARE and ACCESS agree that any breach of Sections 2.01, 2.02, 4.04, 5.01, 5.03 or 5.06 would cause irreparable harm and that the aggrieved party shall be entitled to equitable relief in the nature of an injunction for any such breach, without posting of a bond or other surety.

     6.03. Public Announcements. AWARE and ACCESS will cooperate in all public
           --------------------
disclosure concerning this agreement, and neither party shall make any such disclosure without the approval of the other. Approval of disclosure required by law or regulation shall not be unreasonably withheld; provided that it may be a condition of such approval that the party making such disclosure seek confidential treatment.

     6.04. Limitation of Warranties. THE OBLIGATIONS OF AWARE AND ACCESS
           ------------------------
EXPRESSLY STATED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS EXPRESS OR IMPLIED. TO THE EXTENT ALLOWABLE TO BY LAW, THIS EXCLUSION OF ALL OTHER WARRANTIES AND CONDITIONS EXTENDS TO IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW, OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

     6.05. Limitation of Liability. ACCESS AND AWARE AGREE THAT, EXCEPT AS
           -----------------------
EXPRESSLY STATED OTHERWISE IN THIS AGREEMENT, THE LIABILITY OF EITHER OF THEM TO THE OTHER, IF ANY, UNDER ANY THEORY OF LAW OR EQUITY, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE FULFILLMENT OF ANY OF THE OBLIGATIONS OF EITHER OF THEM UNDER THIS AGREEMENT, IS LIMITED TO MONEY DAMAGES NOT TO EXCEED THE TOTAL AMOUNT PAID OR PAYABLE BY ACCESS TO AWARE OR BY AWARE TO ACCESS (AS THE CASE MAY BE) UNDER THIS AGREEMENT.

     6.06. Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the Commonwealth of Massachusetts.

     6.07. Assignment.  (a) Subject to ACCESS's right to grant sublicenses
           ----------
hereunder, ACCESS may not assign this Agreement or any rights hereunder without the prior written consent of AWARE, except that, without such consent and upon notice to AWARE, (i) ACCESS may assign all of its rights hereunder to a corporation or other legal entity that acquires substantially all of ACCESS's assets or where ACCESS is consolidated or merged, but then only


                            CONFIDENTIAL TREATMENT
upon the express assumption by such transferee or its successor of the obligations set forth in this Agreement and (ii) ACCESS may grant security interests in the rights of ACCESS under this Agreement to secure the obligations of ACCESS to a bank or other financial institution which has extended credit to ACCESS.

     (b) Subject to AWARE's right to grant sublicenses hereunder, AWARE may not assign this Agreement or any rights hereunder without the prior written consent of ACCESS, except that, without such consent and upon notice to ACCESS, (i) AWARE may assign all of its rights hereunder to a corporation or other legal entity that acquires substantially all of AWARE's assets or where AWARE is consolidated or merged, but then only upon the express assumption by such transferee or its successor of the obligations set forth in this Agreement and
(ii) AWARE may grant security interests in the rights of AWARE under this Agreement to secure the obligations of AWARE to a bank or other financial institution which has extended credit to AWARE.

     (c) This Agreement is binding upon, and inures to the benefit of, the successors and permitted assigns of the parties.

     6.08. Effect of Waiver. The waiver or failure of either party to exercise
           ----------------
in any respect any right provided for in this Agreement shall not be deemed a waiver of any further or future right hereunder.

     6.09. Headings. The headings used in this Agreement are for convenience of
           --------
reference only and are not to be used in interpreting the provisions of this Agreement.

     6.10. Complete Agreement. This Agreement is the exclusive statement of the
           ------------------
understanding between the parties with respect to its subject matter. It supersedes all prior agreements, negotiations, representations and proposals, written or oral, relating to the subject matter hereof, including without limitation the Old Agreement. No provisions of this Agreement may be changed or modified except by an agreement in writing signed by the party to be bound. No provision of any purchase order or other instrument issued by ACCESS or any invoice or other form issued by AWARE that is inconsistent with the provisions of this Agreement shall be binding or affect this Agreement unless signed by both parties.

     6.11. Severability. If any provision of this Agreement is invalid or
           ------------
unenforceable in any particular case, such case shall not invalidate or render unenforceable any other part of this Agreement. This Agreement shall be construed as not containing the particular provision or provisions held to be invalid or unenforceable to the extent of the particular case, and the



                            CONFIDENTIAL TREATMENT
rights and obligations of the parties hereto shall be construed and enforced accordingly.

     6.12. Effectiveness of Agreement; Counterparts. This Agreement is effective
           ----------------------------------------
when executed by both parties. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

     6.13. Notices. All notices provided for in this Agreement shall be in
           -------
writing or facsimile, addressed to the appropriate party at the respective address set forth below or to such other then-current address as is specified by notice, as follows:

     (b)      to AWARE:

                   Aware, Inc.
                   One Oak Park
                   Bedford, MA  01730
                   Facsimile:  (617) 276-4001
                   Attention:  Edmund Reiter

     (c)      to ACCESS:

                   ACCESS Radiology Corporation
                   313 Speen Street
                   Natick, MA  01760
                   Facsimile:  (508) 647-9350
                   Attention:  Howard Pinsky


                            CONFIDENTIAL TREATMENT

Notices sent by certified mail, return receipt requested to the address specified pursuant to this Section 6.13 shall be effective three business days after deposit in the U.S. Mail with postage prepaid. Notice delivered by any other means shall be effective upon receipt.

     6.14. No Agency. AWARE and ACCESS are independent contractors and separate
           ---------
legal entities and shall in no way be interpreted as partners, joint venturers, agents, employees or legal representatives of each other for any purposes. Neither party shall be responsible for or bound by any act of the other party or the other party's agents, employees or any persons in any capacity in its service.


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date set forth above.


ACCESS RADIOLOGY
CORPORATION                         AWARE, INC.



By: /s/ Howard Pinsky               By: /s/ Edmund C. Reiter
    -----------------                   --------------------
Name: Howard Pinsky                 Name: Edmund C. Reiter
Title: Vice President of            Title: Senior Vice President
       Technology



                            CONFIDENTIAL TREATMENT

                                  Schedule 1


1.  Existing Accurad Product and Plugin Specifications
    --------------------------------------------------

    1.a AccuPress for Radiology Version 3.6 for Unix and DOS User's Guide and Developer's Kit
    1.b  AWARE AccuRad Plugin User's Guide:  Plugin revision history
    1.c  AWARE AccuRad Plugin User's Guide:  Embed Options Reference
    1.d  AWARE AccuRad Plugin User's Guide:  Using the Plugin

2.  Agreed to Supported AWARE Customer List
    ---------------------------------------

    [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]




                            CONFIDENTIAL TREATMENT

                                  SCHEDULE 2


Summary of Project "Butterfly"

Joint software development resulting in a client/server product that provides for wide-spread distribution and web-based viewing and editing of compressed medical images. The Product is intended to be marketable on a world-wide basis to a broad OEM and direct user base assuming no prior and perhaps no potential future ACCESS content. The product is intended to draw from the core competencies from both organizations; wavelet (and other algorithms as appropriate) compression and web image processing from AWARE, and general medical market imaging knowledge and Compression Server development from ACCESS. ACCESS and AWARE plan to derive revenues from software licenses from developed products according to an agreed schedule to be determined.

BUTTERFLY PRODUCT CONCEPT

The Butterfly product concept is to provide wide-spread image distribution over both LAN and WAN combining "Web" technology with compression technology. More specifically, the concept is to develop:

 .    A browser based client application that provides sufficient capabilities to allow effective review of both diagnostic and referral quality radiology, pathology and other types of medical images. It should also provide interactive multimedia capabilities to allow reporting, synchronous consultation, and medical record review.

 .    A server that manages the collection, storage and distribution of multimedia medical information including images, text, video and audio. The server should also provide compression capabilities, configurable workflow tools, and DICOM/HL7/http interfaces.

The Butterfly product focuses not only on image distribution but also on improving workflow within the environment of use. As such, the product architecture will embrace component technology e.g. COM, and provide "task centric" operation at both the client and server.


                            CONFIDENTIAL TREATMENT

ASSIGNMENT OF RESPONSIBILITIES AND WORK

Broad responsibilities will be assigned as follows:

 ACCESS ACTIVITIES                              AWARE ACTIVITIES
- ---------------------------------------------------------------------------------------------------------
Product Definition                                     Assist in Product Definition
- ---------------------------------------------------------------------------------------------------------

Primary Web Compression Server Application             .  Primary Client Software Development
 Software Development                                  .  Sole Provider/Developer of Compression
                                                             Software Medical Library
                                                       .  Primary Web Interface Level (CGI) Server
                                                             Software Development
                                                       .  Secondary Server Application Software
                                                             Development
- ---------------------------------------------------------------------------------------------------------
Overall Project Management                             Internal Project Management
- ---------------------------------------------------------------------------------------------------------
Clinical Site Management
- ---------------------------------------------------------------------------------------------------------
Regulatory Affairs and Filings
- ---------------------------------------------------------------------------------------------------------
Good Manufacturing Practices                           Compliance with GMP Software Development
                                                       Requirements
- ---------------------------------------------------------------------------------------------------------
Medical Direct and OEM Channel Sales & Marketing       Cross-License non-Medical Marketing
- ---------------------------------------------------------------------------------------------------------
Ongoing Server Application Software Support            Ongoing Client, Server Component, and Compression
                                                       Software Support
- ---------------------------------------------------------------------------------------------------------
Installation & Customer Support
- ---------------------------------------------------------------------------------------------------------
Complaint Handling
- ---------------------------------------------------------------------------------------------------------
License & Revenue Accounting                           Periodic Examination
- ---------------------------------------------------------------------------------------------------------


                            CONFIDENTIAL TREATMENT

ANTICIPATED TIMETABLES & KEY EVENTS

- ----------------------------------------------------------------------------------------------------------
TASK                                                              RESPONSIBILITY                 DATE
- ----------------------------------------------------------------------------------------------------------
Complete Term Sheet                                             ACCESS, AWARE                    4/18/98
- ----------------------------------------------------------------------------------------------------------
Complete Contract                                               ACCESS, AWARE                    5/28/97
- ----------------------------------------------------------------------------------------------------------
Announce to Market                                              ACCESS, AWARE                    TBD
- ----------------------------------------------------------------------------------------------------------
Complete Regulatory Review                                      ACCESS                           6/21/97
Complete Regulatory 510(k) Filings as Needed                    ACCESS
- ----------------------------------------------------------------------------------------------------------
Complete Functional Specification                               ACCESS
Review Functional Specification                                 AWARE
Finalize Functional Specification                               ACCESS                           6/30/97
- ----------------------------------------------------------------------------------------------------------
Complete Product and Software Delivery Plan                     ACCESS                            7/7/97
- ----------------------------------------------------------------------------------------------------------
Sign up Clinical Beta Partners                                  ACCESS                           6/30/97
- ----------------------------------------------------------------------------------------------------------
Complete Server Application Design Specification                ACCESS
Complete Server CGI Design Specification                        AWARE
Complete Client Design Specification                            AWARE
Complete Review of Design Specifications                        ACCESS & AWARE
Finalize Design Specification                                   ACCESS                            8/1/97
- ----------------------------------------------------------------------------------------------------------
Complete Operational Plan including:                            ACCESS                            8/1/97
Strategy and Global market Positioning
  Sales & Marketing
  Packaging & Pricing
  Sales Forecasts
  P & L
- ----------------------------------------------------------------------------------------------------------
Complete Test Plans                                             ACCESS & AWARE                    8/1/97
- ----------------------------------------------------------------------------------------------------------
Complete Alpha Development & Testing                            ACCESS & AWARE                  11/15/97
- ----------------------------------------------------------------------------------------------------------
Start Beta Testing                                              ACCESS                          11/15/97
- ----------------------------------------------------------------------------------------------------------
Receive FDA 510(k) Market Clearance                             FDA                              12/1/97
- ----------------------------------------------------------------------------------------------------------
Implement Installation and Support Staff Ramp-up Plan           ACCESS                            1/1/98
- ----------------------------------------------------------------------------------------------------------
Product Sales and Marketing Launch                              ACCESS                           12/1/97
- ----------------------------------------------------------------------------------------------------------
Complete First Phase Beta                                       ACCESS                            1/1/97
- ----------------------------------------------------------------------------------------------------------
Complete GMA Documentation and Notification of Validation &     ACCESS                            1/1/98
 Testing to FDA
- ----------------------------------------------------------------------------------------------------------
Complete Customer Support Plan                                  ACCESS                            1/1/98
- ----------------------------------------------------------------------------------------------------------
Begin US Commercialization                                      ACCESS                            1/1/98
- ----------------------------------------------------------------------------------------------------------
Install West Coast and International End-User Partnership       ACCESS                           1/15/97
 Accounts
- ----------------------------------------------------------------------------------------------------------
Support and Release Products Accordingly                        ACCESS & AWARE                   On-going
- ----------------------------------------------------------------------------------------------------------



                            CONFIDENTIAL TREATMENT

                            SCHEDULE 3:  TRADEMARKS


FrameWave is a registered trademark belonging to ACCESS Radiology Corporation.

AccuPress for Radiology is a registered trademark belonging to AWARE, Inc.






                            CONFIDENTIAL TREATMENT